EXHIBIT 10.2

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of November 10, 2004 (“Amendment”), to the Master Repurchase Agreement, dated as of June 30, 2004 (the “Repurchase Agreement”), each between IXIS REAL ESTATE CAPITAL INC. F/K/A CDC MORTGAGE CAPITAL INC. (“Buyer”) and ENCORE CREDIT CORP. (“Seller”).

RECITALS

WHEREAS, the parties hereto have entered into the Repurchase Agreement;

WHEREAS, the parties hereto desire to modify the Repurchase Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Repurchase Agreement are used herein as therein defined.

2. Amendments.

a. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Interest-Only Sub-limit” in its entirety and replacing it with the following:

“Interest-Only Sub-Limit” shall mean an amount not to exceed $75,000,000; provide Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the Interest-Only Sub-Limit to an amount not less than 10% of the then aggregate outstanding Purchase Price of the Transactions.”

3. Ratification of Agreement. Except as modified and expressly amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

4. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

IXIS REAL ESTATE CAPITAL INC. F/K/A CDC MORTGAGE CAPITAL INC.

By:
Name: Title:

By:
Name: Title:

ENCORE CREDIT CORP.

By:
Name: Title: